   As filed with the Securities and Exchange Commission on October 20, 1998
                                                    File No. 33-________________

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                           ________________________

                            GEERLINGS & WADE, INC.
            (Exact name of registrant as specified in its charter)

        Massachusetts                       5995                        04-2935863
(State or other jurisdiction       (Primary Standard Industrial      (I.R.S. Employer
of incorporation or organization)    Classification Code Number)     Identification No.)

                              960 Turnpike Street
                         Canton, Massachusetts  02021
                                (781) 821-4152
         (Address of principal executive offices, including zip code)
                           _________________________

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                           _________________________
                            (Full title of the plan)

                                David R. Pearce
                   Vice President and Chief Financial Officer
                             Geerlings & Wade, Inc.
                              960 Turnpike Street
                          Canton, Massachusetts  02021
                                 (781) 821-4152
                           _________________________
(Name, Address and Telephone Number, including Area Code, of Agent for Service)



                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
Title of             Amount     Proposed    Proposed    Amount of
Securities           to be      maximum     maximum    registration
to be              registered   offering   aggregate       fee
registered                     price per    offering
                               share/(1)/  price/(1)/
--------------------------------------------------------------------------------

Common Stock,        75,000       $3.25       $243,750    $71.91
par value $0.01      shares


/(1)/ Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the common stock, $.01 par value (the "Common Stock"), of Geerlings & Wade, Inc. reported on the NASDAQ National Market System on October 16, 1998.

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                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     Note:  The document(s) containing the information required by Item 1 of this Form S-8 and the statement of availability of information regarding Geerlings & Wade, Inc. (the "Company" or the "Registrant"), and other information required by Item 2 of this Form S-8 will be sent or given to non-employee directors as specified by Rule 428 under the Securities Act of 1933, as
amended (the "Securities Act").   In accordance with Rule 428 and the
requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. The Company shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant will furnish to the Commission or its staff a copy of any or all of the documents included in such file.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

         The Registrant hereby incorporates the following documents herein by reference:

(a) The Company's latest Annual Report filed pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(b) All reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Company's Annual Report referred to above.

(c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A (No. 0-24048) filed with the Commission under the Exchange Act on May 5, 1994.

(d) The Company's Registration Statement on Form S-8 in connection with the Company's Non-Employee Director Stock Option Plan, filed with the Commission on November 23, 1994 (No. 33-8668).

All documents subsequently filed by the Registrant pursuant to Section 13(a),
Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this registration statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated herein by reference from the date of filing of such documents.

Item 8.   Exhibits.
          --------

Exhibit

4.1 Geerlings & Wade, Inc. Non-Employee Director Stock Option Plan, as amended.

5.       Opinion of Ropes & Gray.

23.1     Consent of Arthur Andersen LLP.

23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration Statement).

24       Powers of Attorney (included on signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Canton, in The Commonwealth of Massachusetts, on this 19th day of October, 1998.

                                    GEERLINGS & WADE, INC.

                                    By /s/ Jay L. Essa
                                      -------------------------------------
                                       Jay L. Essa
                                       President and Chief Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Jay L. Essa and David R. Pearce, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.

Signature                           Capacity in Which Signed           Date
---------                           ------------------------           ----


 /s/ Huib E. Geerlings            Chairman of the Board and      October  12, 1998
--------------------------------  Director
Huib E. Geerlings

/s/ Phillip D. Wade               Director                       October  12, 1998
--------------------------------
Phillip D. Wade


 /s/ Jay L. Essa                  President and Chief            October  12, 1998
--------------------------------  Executive Officer (Principal
Jay L. Essa                       Executive Officer) and
                                  Director

/s/ David R. Pearce               Vice President and Chief       October  12, 1998
--------------------------------  Financial Officer
David R. Pearce                  (Principal Financial and
                                  Accounting Officer)



/s/ James C. Curvey               Director                       October 12, 1998
--------------------------------
James C. Curvey

/s/ Robert Webb                   Director                       October  12, 1998
--------------------------------
Robert Webb

/s/ John M. Connors, Jr.          Director                       October  16, 1998
--------------------------------
John M. Connors, Jr.

/s/ Gordon R. Cooke               Director                       October  12, 1998
--------------------------------
Gordon R. Cooke


                                 EXHIBIT INDEX



                                                                       Page
 Title of Exhibit                                                     Number
------------------                                                    ------

        4.1         Geerlings & Wade, Inc. Non-Employee
                    Director Stock Option Plan, as amended.
        5.          Opinion of Ropes & Gray.
       23.1         Consent of Arthur Andersen LLP.
       23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration Statement).
       24 Power of Attorney (included on signature page).